Exhibit 99.1

HLSS

HOME LOAN TM

SERVICING

SOLUTIONS

Investor Presentation

December 2013

HLSS

HOME LOAN TM

SERVICING

SOLUTIONS

FORWARD-LOOKING STATEMENT:

This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation, including, without limitation, statements regarding the assumptions we make about our business and economic model, our dividend policy, including expected yields, business strategy and other plans and objectives for our future operations, are forward looking statements. These forward-looking statements are subject to inherent risks and uncertainties in predicting future results and conditions that could cause the actual results to differ materially from those projected in these forward-looking statements. We have included important factors in the cautionary statements made in our Annual Report on Form 10-K, particularly under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” that we believe could cause actual results or events to differ materially from those expressed or implied by the forward looking statements that we make in this presentation. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. Unless required by law, we undertake no obligation to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise.

NON-GAAP MEASURES:

In addition to financial measures prepared in accordance with generally accepted accounting principles (“GAAP”), this presentation also contains references to cash generated available for distribution, servicing revenue and servicing expense, which are non-GAAP performance measures. We believe these non-GAAP performance measures may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

2

HLSS Overview

HLSS HOME LOAN SERVICING SOLUTIONS ™

Business

- HLSS is an independent acquirer of high-quality mortgage servicing assets
  - Mortgage servicing advances
  - Fees from servicing non-agency mortgage loans (Rights to MSRs)
- Objective is to generate a stable, recurring, fee-based earnings stream
- Low fixed infrastructure costs given all key servicing functions performed by Ocwen
- Equity market capitalization has grown from ~$200 million at IPO in March 2012 to $1.6 billion[1] today
- Conservative leverage and robust cash flow

Value Proposition

- HLSS' assets represent a 5% first-priority claim against residential real estate
  - $6.8 billion of assets collateralized by $176.5 billion UPB of loans serviced at September 30, 2013
- Opportunity to invest in stable non-agency mortgage assets largely inaccessible to debt and equity investors
- Unique business model with downside protection and potential to increase earnings
- Liquidity risk mitigated by match funded capital structure – assets self-liquidate at par

Growth Plan

- Ocwen's portfolio, including announced acquisitions, includes over $58 billion UPB available for purchase
  - Demonstrated ability to close purchases simultaneous to funding prevents earnings drag
- WKSI eligibility simplifies future equity offerings and facilitates access to capital
- Focused on adding similar non-agency mortgage assets

[1] Based on the closing share price of $23.15 per share on November 27, 2013

3

HLSS

HOME LOAN TM

SERVICING

SOLUTIONS

Leadership Team

William C. Erbey Chairman of the Board

John P. Van Vlack President

James E. Lauter Chief Financial Officer

Richard Delgado Treasurer

Bryon E. Stevens Investor Relations & Capital Markets

4

HLSS

HOME LOAN TM

SERVICING

SOLUTIONS

Mortgage Servicing

Back office for non-agency mortgage market

Receives payments from homeowner

Distributes payments to loan owner

Advance payments for delinquent borrowers (Servicing Advances)

Repaid from borrower payments and liquidation proceeds

Paid fixed fee (MSR Asset)

No exposure to mortgage credit losses

Borrower Borrower Borrower

Borrowers Borrower Borrower

Monthly P&I

+Liquidation Proceeds

Servicer Servicing Advances New Servicer

Repaid

Monthly P&I

+ Liquidation Proceeds

– Servicing Fees

– Advances Repaid

Loan Owners Bond Holders

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HLSS

HOME LOAN TM

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SOLUTIONS

Assets Are a 5% First-Priority Claim

Note: Data as of Q3 2013

$6.8 Billion

$176.5 Billion $169.7 Billion

Portfolio UPB Downside Protection

HLSS Assets

Servicing Advances $5.9 Billion or 87%

Cash & Reserves1 $0.3 Billion or 3%

Rights to MSRs $0.6 Billion or 10%

1 Reserves associated with the Advance Financing Facility

HLSS’ total assets are 25 times over collateralized by ending UPB of $176.5 billion

90% of assets are Servicing Advances or Cash which are carried at par and have no MTM

10% of assets are non-agency MSRs that have a stable valuation history

No change in servicing asset valuations since inception

~95% decline in real estate value would be required to impair HLSS’ assets

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HLSS

HOME LOAN TM

SERVICING

SOLUTIONS

HLSS’ Asset Valuations Unaffected by Recent Volatility

Net Unrealized Gain/Loss % of Average Equity 10Y U.S. Treasury Yield

30.0% 3.00%

20.0%

2.50%

10.0%

0.0% 2.00%

-10.0%

1.50%

-20.0%

-30.0% 1.00%

1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13

HLSS Agency Mortgage REITs 10Y U.S. Treasury

HLSS has never taken an impairment on its assets

Note: Agency Mortgage REITs include: AGNC, ARR, NLY

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HLSS

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Stable Revenue and Expenses

Predictable Revenue Stream

Revenues based on asset value

Contractual annual revenue based on UPB

Known Expense Structure

Expenses based on asset value

Sub-servicing fees paid to Ocwen also based on UPB

Ocwen bears operational risk and servicing cost volatility

MSR amortization is based on prepayment speeds which have decreased

Hedged Financing Cost

Fixed rate notes with maturities matched to expected borrowing needs

Variable rate exposure hedged via LIBOR swaps and custodial balances

Stability of revenue, borrowing cost and asset valuations result in predictable earnings

8

Subservicing Fee Adjusts to Support Targeted Yield

HOME LOAN SERVICING SOLUTIONS™

- HLSS' largest expense can be reduced by up to ~76% to stabilize earnings
- Protects against higher interest expense if Servicing Advances increase
- HLSS benefits from lower interest expense if Servicing Advances decrease
- Incentive fee exceeds interest expense, allowing HLSS' earnings to withstand outsized stress scenarios



23 bps Subservicing Fee paid to Ocwen
5 bps Base Fee
18 bps Incentive Fee
~24%
Base Fee
~76%
Downside Protection

Note: Amounts based on 45bps servicing fee earned and 22 bps retained fee in Q3 2013. The incentive fee is the servicing fee minus the base fee and the retained fee

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HLSS

HOME LOAN TM

SERVICING

SOLUTIONS

Ocwen Contract Ties Servicing Fees to Advance Ratio

Scheduled step-downs in the retained fee and advance ratio

(annualized bps)

25.0 3.36%

3.50%

3.11% 2.93%

2.78% 2.62%

20.0 2.46% 2.34%

2.24% 2.50%

2.14%

15.0 1.50%

21.2 20.4 19.8 19.2 18.9 18.4 18.1 17.7

10.0 0.50%

(% of UPB)

Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15

Retained Fee Target Advance Ratio Actual Advance Ratio

Note: The retained fee, target advance ratio and penalty rate on advances in excess of target reflect the weighted averages for the September 30, 2013 portfolio

Retained fees are servicing fees net of subservicing expenses paid to Ocwen

If the target advance ratio is exceeded in any month, the performance-based incentive fee is reduced at the annual rate of 4.1% on excess servicing advances

Q3 retained fee of 22.0bps includes 0.8bps from the reduction to the incentive fee

Fee split determined to achieve a targeted yield at HLSS

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HLSS

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Fixed Rate Financing Stabilizes Earnings

Issued four additional series of fixed rate term notes:

August: $200 million of one-year and $200 million of three-year notes at a weighted average coupon of 1.64%

September: $350 million of one-year notes at a weighted average coupon of 1.32%

November: $300 million of three-year notes at a weighted average coupon of 2.03%

Reduced rates on variable funding notes from a weighted average spread over LIBOR of 1.81% to 1.35%

Non-use fee reduced from 0.75% to 0.50%

HLSS earns interest income on custodial balances averaging $1.2 billion, providing a hedge against rising interest rates

1 Excludes VFN Capacity

2 Projected borrowing is calculated based on a 90% borrowing rate on projected servicing advances for the October 31, 2013 portfolio (and including the 2013-T7 issuance), assuming a monthly reduction of 2% in the advance to UPB ratio and an annual prepayment speed of 13.5%

Lower Effective Interest Rate

6.00% 5.44%

5.01%

4.00% 3.48%

2.76%

2.48% 2.40%

2.00%

Q212 Q312 Q412 Q113 Q213 Q313

Fixed Rate Term Note Capacity1

($ in Millions)

6,000.0 Projected Borrowing2

BBB

5,250.0 A

Projected custodial AA

4,500.0 balances

AAA

3,750.0

3,000.0

2,250.0

1,500.0

750.0

-

Oct-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17

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HLSS

HOME LOAN TM

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SOLUTIONS

Components of Income

Third Quarter 2013 Earnings

($ in Millions)

$200.8 102.0

Base

Incentive

36.1

24.6

3.2 $34.9

Retained Fee

Servicing revenue Subservicing fees Interest expense Amortization of MSRs 2 Operating expenses and other 3 GAAP Net Income

Basis points per UPB1 (Annualized): 45 bps 23 bps 8 bps 5 bps 1 bps 8 bps

Third quarter EPS of $0.49 is in line with previous guidance

The incentive fee represents 76% of total subservicing fees paid to Ocwen

Earnings exceeded dividends declared during the quarter by $3.0 million

1 Calculated using average UPB for Q3 2013

2 Non-GAAP measure. Please see our earnings release dated October 17, 2013 for a reconciliation to the corresponding GAAP measure

3 Operating expenses and taxes, net of interest income and billing to Ocwen for services provided

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HLSS

HOME LOAN TM

SERVICING

SOLUTIONS

Components of Cash Flow

Third Quarter 2013 Cash Flow

($ in Millions)

$34.9 24.6 16.0 7.5 $83.0 32.0 $51.0

2.5x Dividend Coverage

Net Income

Amortization of MSRs

Decrease in advance haircut1

Changes in other assets / liabilities

Cash generated available for distribution

Dividends declared

Cash available for reinvestment

Cash generated available for distribution is 2.5x dividend declared during Q3

Cash available for reinvestment of $51.0 million allows HLSS to replenish and grow its servicing portfolio through additional purchases from Ocwen

Total cash and available credit of $275.7 million at September 30, 2013

1 Servicing advances decreased by $188.4 million, freeing up the cash “haircut” component of financing

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HLSS

HOME LOAN TM

SERVICING

SOLUTIONS

HLSS Historical Performance

Per Share Metrics

EPS Dividend per Share Book Value per Common Share

$17.23 $17.25

$0.60 $18.00

$15.76 $15.85

$0.50 $0.48 $0.49 $15.00

$13.67

$12.82 $0.44 $0.44 $0.45

$0.42

$0.40 $0.37 $0.38 $12.00

$0.35

$0.33

$0.30 $0.30

$0.30 $9.00

$0.20 $6.00

$0.10 $3.00

$0.00 $0.00

Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013

HLSS’ earnings and dividend have benefited from the stability of its assets, business structure and financing strategy

HLSS’ book value has benefitted from multiple accretive equity offerings

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HLSS

HOME LOANTM

SERVICING

SOLUTIONS

HLSS Expects to Maintain Yield Under Economic “Shocks”

HLSS’ contract with Ocwen is designed to stabilize earnings if delinquencies and servicing advances increase

20% increase in Servicing Advance Ratio resulting from a severe economic downturn not expected to reduce earnings

Fixed rate term borrowing and interest rate hedges are designed to stabilize earnings if interest rates increase

600bps LIBOR spike on variable borrowing largely offset by realized gains on interest rate swaps

Estimated Impact of a Spike in Delinquencies and Advances on Net Income1

($ in Millions)

20% Increase in Servicing Advance Ratio

$34.9 (6.4) (2.5) 11.9 $37.9

Q3 2013 Net Income

Increase in Interest Expense

Yield on Advance Haircut Equity

Reduction of Subservicing Fee

Q3 2013 Adjusted Net Income

Estimated Impact of a Spike in LIBOR on Net Income2

($ in Millions)

600bps Increase in LIBOR

$34.9 (25.9) 19.2 5.4 $33.6

Q3 2013 Net Income

Increase in Interest Expense

Increase in Interest Income

Realized Gain on LIBOR Swaps

Q3 2013 Adjusted Net Income

This analysis is based on results for the quarter ended September 30, 2013. Results for prior periods and the estimated adjustments are not necessarily indicative of results or the impact of adjustments for future periods.

1“Increase in Interest Expense” reflects estimated increase in borrowing cost to finance higher Servicing Advances assuming no changes in interest rates or prepayment speeds. “Equity Yield on Advance Haircut” reflects the foregone earnings (based on current earnings yield) resulting from the reduction in income-earning MSR assets as more capital is invested in the equity component of Servicing Advances. “Reduction of Subservicing Fee” reflects the amount the Performance Fee (a component of the Subservicing Fee) would be reduced pursuant to arrangements in place.

2 “Increase in Interest Expense” reflects impact of a rate increase on variable rate borrowing on Servicing Advances based on the current note structure and assumes no change in asset values. “Increase in Interest Income” reflects the increase in interest earned on custodial accounts, facility reserve accounts and corporate cash. “Realized Gain on LIBOR Swaps” is based on swaps in place during Q3 2013 and assumes hedge accounting; it does not include the change in swap deposits.

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HLSS

HOME LOAN TM

SERVICING

SOLUTIONS

Investment Highlights

High Quality Assets

25 times over-collateralization virtually eliminates credit risk

Asset composition – 90% servicing advances and cash – mitigates valuation risk

Stable Earnings Stream

Profits purchased up front – targeted return not dependent on asset appreciation or valuations

Ocwen retains all operating risk under an incentive contract designed to stabilize HLSS earnings

Solid downside protection with limited exposure to a down economy but opportunity to increase dividend in an improving economy with rising interest rates

Cash flow in excess of dividend used to replenish and increase asset base in accretive flow transactions

Large Positive Alpha

Attractive risk-adjusted returns relative to other yield oriented investments

7.8% annualized dividend yield1 based on current share price

1 Based on the closing share price of $23.15 per share on November 27, 2013

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HLSS

HOME LOAN TM

SERVICING

SOLUTIONS

Appendix

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HLSS

HOME LOAN TM

SERVICING

SOLUTIONS

HLSS’ Strategy

Vision Leading source of financing for mortgage assets with low credit and valuation risk

Growing business with a positive alpha and visibility to reinvestment

Replenish non-agency assets by purchasing similar assets from Ocwen

Establish Cayman Island operation to support expansion into new asset classes while maintaining tax efficiency

Strategy Identify and add new asset classes with low credit and valuation risk

Explore funding relationships with other servicers

Manage liabilities on a portfolio basis to reduce interest expense and funding risk

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HLSS

HOME LOAN TM

SERVICING

SOLUTIONS

HLSS Reinvestment and Growth

Reinvestment: 3+ Year Pipeline of Similar Assets at Ocwen

Non-agency MSRs and Servicing Advances

Includes existing assets and near-term pipeline

Assumes quarterly flow sales that allow HLSS to remain fully invested

Near-term Growth: Assets Recently Acquired by Ocwen

Agency Servicing Advances

FHA-guaranteed Early Buy-out (EBO) Loans

Long-term Growth: Mortgage Assets with Limited Credit and Valuation Risk

Warehouse Financing on newly originated agency loans

Ocwen will perform operational aspects of the program and provide representations

Loans will have committed take-outs

MSRs on newly originated non-agency loans

Expectation of lower rate-sensitivity on non-QM loans

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®

OCWEN

Altisource®

HLSS

HOME LOAN TM

SERVICING

SOLUTIONS

Altisource TM

Residential Corporation

Altisource TM

Asset Management

Investor Day Presentation

December 3-4, 2013

Forward-Looking Statements

This presentation contains certain forward-looking statements that are made pursuant to the safe harbor provisions of the federal securities laws. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. They may involve risks and uncertainties that could cause the actual results to differ materially from the results discussed in the forward-looking statements. Important factors that could cause actual results to differ include, but are not limited to, the risks detailed in reports and filings with the Securities and Exchange Commission (SEC) including, but are not limited to, Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Anyone wishing to understand the businesses discussed herein should review such reports and filings. The forward-looking statements speak only as of the date they are made and except for ongoing obligations under the U.S. federal securities laws, there is no obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise. This presentation contains information from third parties that is believed to be accurate and may be helpful to understanding the businesses discussed herein. Such information has not been independently verified, and no representation or warranty, express or implied, is being made with respect to the information contained in this presentation or presented orally.

Investment Philosophy

Leverage core operating principles to create sustainable

competitive advantage

Identify secular trends

Identify markets that are aligned with secular trends and core operating principles

Agenda

1. Core Operating Principles

2. Secular Trends

3. Strategic Allies Positioned for New Landscape

Core Operating Principles

1 Capture Adjacent Revenue Altisource was established to capture revenue which was difficult to keep within Ocwen

RESI capitalized on increased demand for single family rentals (a $3 trillion market)

2 Improve Quality and Lower OpEx through Technology and Global Resources 1,500 employees in technology positions

70% of headcount is international

3 Lower Cost of Capital or follow Capital Light Strategy Lower cost of capital by providing transparency to cash flows

Accretion model to create value for shareholders by issuing less shares than visible demand

Avoid lower cost of capital competitors , e.g., banks

4 Efficient Tax Structure Global effective tax rate of 5% to 10% across strategic allies

5 Assume Operational Risk, selective Credit Risk and little to no Interest Rate (and Prepayment) Risk Match funded and duration matched borrowing profile

Sell down Prime MSRs to eliminate pre payment risk

Lower Cost of Capital/Accretion Model

Accretion is most powerful for companies that have the following characteristics

A. Target asset class is very large and offers returns well in excess of the anticipated dividend clearing yield B. Stable cash flows with long duration

Ability to issue accretive equity reduces acquisition basis making issuer more competitive in bidding for assets

Expected ROE 10%

Dividend Clearing Yield 5%

Initial Offering

Amount Issued $100.00

Shares Issued 100

Price $1.00

Book Value (BV)/Share* $1.00

EPS/BV** 10.0%

Price/BV*** 2.0x

Second Offering

Amount Issued $100.00

Shares Issued 50

Price $2.00

Book Value (BV)/Share $1.33

EPS/BV 13.3%

Price/BV 2.7x.

Third Offering

Amount Issued Shares Issued $100.00 28

Price $3.56

Book Value (BV)/Share $1.68

EPS/BV 16.8%

Price/BV 3.4x

* Calculated as “total amount issued in offerings/sum of shares issued”. Post Second Offering total amount issued is $200 and sum of shares issued is 150

** EPS calculated as Book Value*ROE

*** Calculated as (EPS/BV)/Dividend Clearing Yield

Creation of Strategic Allies

Positive Effects of Creating Strategic Allies Outweigh Negative Effects

Pros

Transparent cash flows that meet the needs of specific investor groups

Capture revenue that might not otherwise be retained

Focused management incentives

Lower taxes

Cons

Increased costs associated with corporate overhead

Strategic Allies – Sound Corporation Governance

Strategic Allies have sound Corporate Governance

Sound Corporate Governance with separate Boards and separate management

Robust Related Party Transaction Approval Policies

Transparency in inter company relationships through public company disclosures

Agenda

1. Core Operating Principles

2. Secular Trends

3. Strategic Allies Positioned for New Landscape

Secular Trends

Secular Trends

Large banks narrow focus to core customers

Reduction in population that can qualify as prime borrower

Government plans to reduce exposure to Mortgage Credit Risk

Leverage competitive advantages of Strategic Allies to create opportunities

Trend 1: Banks Narrow Focus to Core Customers

Banks Returning to Core Customers

Shift of MSR Portfolios from Banks to Specialty Servicers

More than $500 billion of servicing UPB transacted in the past year. More than $1 trillion servicing UPB estimated to transact in next few years1

Banks focusing on their core customers shedding high cost servicing with high reputational and regulatory risk

Repositioning Mortgage Origination

1

Exiting correspondent and wholesale business

2

Emphasizing direct origination with core customers

Reducing Exposure to Other Nonprime Lending Markets

1

Auto finance

2

Student loans

3

Other personal loans

1. Goldman Sachs

Trend 2: Decline of Prime Market – Qualified Mortgage

Impact of QM on Credit Supply

Credit supply to US consumers is restricted due to

Tighter underwriting standards and

Declining credit worthiness of borrowers

Newly enacted Qualified Mortgage (QM) rules expected to severely limit mortgage availability

According to Core Logic, less than 25% of home buyers will qualify for a purchase mortgage based on recent regulatory changes1

Homeownership in Decline (0.6% per year)2

Rental Rate

36% 72%

Rental Rate Homeownership Rate

35% 70%

34% 68%

33% 66%

32% 64%

31% 62%

30% 60%

2005 2006 2007 2008 2009 2010 2011 2012 2013

Homeownership Rate

Supply Problem and not a Demand Problem3

Potential deficit in credit available to non prime borrowers

2007

2008

2009

2010

2011

2012

2013

2014

2015

2016

Supply of Credit for Non Prime Borrowers

Demand for Credit by Non Prime Borrowers

1. The Market Pulse Core Logic. Vol. 2 Issue 2 Feb 2013. Study applied QM & QRM rules to 2010 originations market (did not include 3% cap on fees and ignored 7-year GSE exemption)

2. US Census Bureau Data

3. Hypothetical illustration that is indicative of expected trends

Trend 3: Government Reducing Exposure to Mortgage Domain

FHA/GSE Overview

Congress is considering legislation to reduce role of FHA, Fannie Mae and Freddie Mac (currently has bipartisan support)

FHA has instituted significant price increases in recent months

GSEs have increased guaranty fees

FHFA has instituted risk sharing contracts

FHA/VA Share of MI Market1

100%

84%

77%

80% 71% 68%

60% 55%

47%

40% 33%

23% 23% 23%

20%

0%

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E

Private MI Generally a Less Expensive Option2

$20,000

$16,500

$15,000 $13,900

$11,300

$10,000 $8,700

$7,500

$6,100 $6,000

$4,500

$5,000 $3,000

$1,500

$0

Yr 1 Yr 2 Yr 3 Yr 4 Yr 5

FHA PMI

GSEs Have Increased Guaranty Fees3

50 25 0

21 bps 2004

G-Fee (bps) 50 bps 28 bps 21 bps 2007 2011 2013

1. Credit Suisse

2. Based on a $200,000 loan

3. FHFA, July 16, 2013

Agenda

1. Core Operating Principles

2. Secular Trends

3. Strategic Allies Positioned for New Landscape

Altisource Residential (RESI)

Vision

Capture growing demand for single family rental housing by purchasing Non Performing Loans

Strategy

Buy property cheaper than competitors through purchase of Non Performing Loans

Operate property less expensively than competition with contracts from Strategic Allies

Lower cost of capital by managing secondary offerings below the level of visible demand to generate accretion

Altisource Asset Management (AAMC)

Vision

Multi Strategy Asset Manager, relying on core operating infrastructure of Strategic Allies to develop competitive advantage

Manage asset management vehicles focused on large and scalable asset class

Strategy

Provide asset management services to RESI and grow assets under management for RESI

Create other vehicles under AAMC

Home Loan Servicing Solutions (HLSS)

Vision

Leading source of financing for mortgage assets with low credit and valuation risk

Growing business with a positive alpha and visibility to reinvestment

Strategy

Replenish non-agency assets by purchasing similar assets from Ocwen

Establish Cayman Island operation to support expansion into new asset classes while maintaining tax efficiency

Identify and add new asset classes with low credit and valuation risk

Explore funding relationships with other servicers

Manage liabilities on a portfolio basis to reduce interest expense and funding risk

Altisource Portfolio Solutions (ASPS)

Vision

To be the premier real estate and mortgage marketplace offering both content and distribution to marketplace participants

Strategy

Expand HubzuR to other institutions and the non-distressed home sale market

Grow origination related services through access to Lenders One and Ocwen

Provide asset management services to the single family rental market

Develop NextGen technology

Ocwen Financial Corporation (OCN)

Vision

Leading provider of servicing and lending for loan investors and consumers

Strategy

Focus on acquiring servicing UPB - $one trillion of servicing UPB estimated to transact in next few years

Develop Mortgage Origination business particularly in non-agency space to capitalize on tighter credit standards

ASPS Fulfillment

Financing Vehicle

Lenders One

Ocwen Origination Business

Distribution Desk

Investor

Whole loan sold

Warehouse Financing

Ocwen retains servicing

Ocwen Financial Corporation (OCN)

Strategy

Explore opportunities [organic or inorganic] in adjacent markets A. Insurance Domain

Evaluating opportunities within insurance domain which are more operationally intensive and have very low risk exposure

Insurance segments like Title Insurance and Warranty satisfy our investment criteria as they are operationally intensive and do not have catastrophic risk component

We like Mortgage Insurance but are not very comfortable with the embedded catastrophic risk and lack of pricing/capital discipline B. Consumer Lending

Evaluating opportunities in consumer lending space [stay away from segments having competitors with lower cost of capital]

Share repurchase program

Competitive Advantage

Identify Secular Trends and Leverage Core Operating Principles

Assume Operational Risk, selective Credit Risk and little to no Interest Rate Risk

Capture Adjacent Revenue

Improve Quality and Lower OpEx through Technology and Global Resources

Lower Effective Tax Rate

Lower Cost of Capital and follow Capital Light Strategy

OCWEN R

HLSS

HOME LOANTM SERVICING SOLUTIONS

AltisourceTM

Asset Management

AltisourceR

AltisourceTM

Residential Corporation

Large banks narrow focus to core customers

Reduction in population that can qualify as prime borrower

Government plans to reduce exposure to Mortgage Credit Risk

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